Other Borrowings	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Text Block [Abstract]
Other Borrowings
(5)	Other Borrowings

The Company is a member of the Federal Home Loan Bank of Atlanta (“FHLB”). The FHLB requires members to purchase stock in the FHLB based upon their level of borrowings. FHLB stock is non-marketable and is carried at cost. At March 31, 2016 the Company held $1.3 million in FHLB stock.

At March 31, 2016, the Company had a maximum borrowing capacity of approximately $101.4 million with the FHLB. Advances are secured by a blanket lien on loans and the Company’s FHLB stock. Pursuant to the collateral agreement, borrowing availability is determined by the amount of qualifying collateral pledged. As of March 31, 2016 the Company had $86.0 million in loans pledged and total availability of approximately $66.0 million.

As of at March 31, 2016, the Company had the following FHLB advances ($ in thousands).

Maturing in the Year Ending December 31,	Advance Type	Interest Rate	Amount
2016	Fixed Rate	0.42%	$10,000
2016	Fixed Rate	0.44%	$10,000

			$20,000

The Company enters into sweep agreements with customers that sweep funds from deposit accounts into investment accounts. These investment accounts are not federally insured and are treated as borrowings. At March 31, 2016, the outstanding balance of such borrowings totaled $1.2 million. The Company pledged securities with a market value of $4.0 million as collateral for these agreements. There were $1.5 million in sweep agreements at December 31, 2015.

(10)	Other Borrowings

The Company enters into sweep agreements with customers that sweep funds from deposit accounts into investment accounts. These investment accounts are not federally insured and are treated as borrowings. At December 31, 2015, the outstanding balance of such borrowings totaled $1.4 million. The company pledged securities with a market value of $4.0 million as collateral for these agreements. There were no sweep agreements at December 31, 2014.